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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)   March 12, 2003
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                           Princeton Video Image, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                          000-23415                  22-3062052
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         (State or Other               (Commission File         (I.R.S. Employer
         Jurisdiction of                    Number)          Identification No.)
         Incorporation)


             15 Princess Road, Lawrenceville, New Jersey       08648
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             (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400
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                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)
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Item 5.  Other Events.

On March 12, 2003, Princeton Video Image, Inc. issued the following press release:

"PRINCETON VIDEO IMAGE RECEIVES NOTICE OF NASDAQ DELISTING; COMPANY ANTICIPATES ITS COMMON STOCK WILL TRADE ON THE OVER-THE-COUNTER -OTC- BULLETIN BOARD

LAWRENCEVILLE, N.J.--(BUSINESS WIRE) -- March 12, 2002-- Princeton Video Image, Inc. (NASDAQ: PVII), the Emmy Award-winning leader in virtual advertising and imaging solutions, announced today that it has been notified by the Nasdaq Listing Qualifications Panel (the "Panel") that its common stock will be delisted from trading on The Nasdaq Stock Market effective with the open of business on Thursday, March 13, 2003.

PVI's common stock will be immediately eligible for quotation on the OTC Bulletin Board, effective with the open of business on Thursday, March 13, 2003, and will continue to trade under the ticker symbol PVII.

By decision dated January 2, 2003, the Panel transferred the listing of PVI from The Nasdaq National Market to The Nasdaq SmallCap Market pursuant to an exception, which was later modified on February 6, 2003. Pursuant to the exception, PVI was required to evidence a closing bid price of at least $1.00 per share on or before March 10, 2003 and maintain a minimum $1.00 closing bid price for at least ten consecutive trading days immediately thereafter. The Panel determined that PVI had failed to satisfy the terms of the exception. PVI does not intend to appeal the delisting. PVI's management believes that PVI will continue to be able to provide all of its services to its clients.

About Princeton Video Image, Inc. (www.pvi-inc.com)

Princeton Video Image, Inc., (PVI) provides real-time virtual advertising, programming enhancements, virtual product integration and targeted interactive services for televised sports and entertainment events. PVI services the advertising industry with its proprietary, Emmy award-winning technology. Headquartered in New York City and Lawrenceville, New Jersey, PVI has offices in Los Angeles, Toronto, Tel Aviv, Sao Paulo, and Mexico City. The company employs approximately 100 people worldwide.

Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to the need for additional financing, market acceptance, integration of acquired businesses, dependence on strategic partners and third party sales, contractual restraints on use of Princeton Video Image's technology, a rapidly changing commercial and technological environment, competition, possible adverse regulations, intellectual property rights and litigation, and other risks identified in Princeton Video Image's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. Princeton Video Image undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events."
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Princeton Video Image, Inc.



                                    By: /s/ James Green
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                                       James Green
                                       President and Chief Operating Officer

Dated: March 12, 2003